UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010 (April 23, 2010)

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 23, 2010, Capitol Bancorp Ltd. (the “Corporation”) entered into a letter agreement with Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to which the Placement Agent has agreed to act as exclusive placement agent on a “reasonable best efforts” basis in connection with the sale of 2,500,000 shares (the “Offering”) of the Corporation’s common stock (the “Common Stock”) together with warrants exercisable within three years of the closing date, to purchase up to an aggregate of 1,250,000 shares of common stock (the “Warrants”).  The Corporation has agreed to pay the Placement Agent an aggregate fee equal to 8% of the gross proceeds from the sale of the shares of Common Stock in the Offering.

Also on April 23, 2010, the Corporation and certain institutional investors entered into a securities purchase agreement, pursuant to which the Corporation agreed to sell to such investors an aggregate of 2,500,000 shares of its Common Stock together with Warrants to purchase a total of 1,250,000 shares of its Common Stock for gross proceeds of approximately $7,500,000.  The purchase price for each share of common stock and the related Warrants was $3.00 (the “Per-Share Offering Price”).  Each warrant has an exercise price of $3.50 per share (116.67% of the Per-Share Offering Price), subject to anti-dilution provisions that require adjustment to reflect stock dividends and splits, pro-rata distributions, cash dividends and certain fundamental transactions.  The closing of the offering is expected to take place no later than April 30, 2010, subject to the satisfaction of customary closing conditions.

The Common Stock, Warrants to purchase common stock and shares of common stock issuable upon exercise of the Warrants will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”), in connection with a takedown from the Corporation’s shelf registration statement on Form S-3 (File No. 333-151111), which was declared effective by the SEC on June 9, 2008.  A copy of the opinion of Honigman Miller Schwartz and Cohn LLP, relating to the legality of the issuance and sale of the Common Stock, Warrants and shares of common stock issuable upon exercise of the Warrants in the offering is attached as Exhibit 5.1 hereto.

A copy of the letter agreement, form of securities purchase agreement and form of Warrant, are attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.  The foregoing summaries of the terms of the letter agreement, securities purchase agreement and the Warrants are subject to, and qualified in their entirety by, such documents.  On April 26, 2010, the Corporation issued a press release announcing the offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description
4.1	Form of Warrant
5.1	Opinion of Honigman Miller Schwartz and Cohn LLP
10.1	Letter Agreement, dated April 23, 2010, by and between Capitol Bancorp Ltd. and Rodman & Renshaw, LLC.
10.2	Form of Securities Purchase Agreement
23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1)
99.1	News release issued by Capitol Bancorp Ltd. on April 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010	CAPITOL BANCORP LTD. (Registrant) By: /s/ Cristin K. Reid Name: Cristin K. Reid Title: Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Form of Warrant
5.1	Opinion of Honigman Miller Schwartz and Cohn LLP
10.1	Letter Agreement, dated April 23, 2010, by and between Capitol Bancorp Ltd. and Rodman & Renshaw, LLC.
10.2	Form of Securities Purchase Agreement
23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1)
99.1	News release issued by Capitol Bancorp Ltd. on April 26, 2010.